Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                             Quarter Ended 12/31/04



                       Tanger Factory Outlet Centers, Inc.


                    Supplemental Operating and Financial Data

                                December 31, 2004

                                     Notice



For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and December 31, 2004 (when available).

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

                                Table of Contents


Section

Portfolio Data:

  Geographic Diversification.................................................4
  Property Summary ..........................................................5
  Portfolio Occupancy at the End of Each Period..............................6
  Major Tenants .............................................................7
  Lease Expirations as of December 31, 2004..................................8
  Leasing Activity...........................................................9


Financial Data:

  Consolidated Balance Sheets...............................................10
  Consolidated Statements of Operations.....................................11
  FFO and FAD Analysis......................................................12
  Per Weighted Average Gross Leasable Area (GLA) Analysis...................13
  Unconsolidated Joint Venture Information..................................14
  Debt Outstanding Summary..................................................15
  Future Scheduled Principal Payments.......................................16


Investor Information........................................................17

Geographic Diversification

                            As of December 31, 2004

      State                     # of Centers            GLA             % of GLA

South Carolina (1) (2)            3                  1,222,474             14%

Georgia                           3                    775,760              9%

New York                          1                    729,238              8%

Texas                             2                    619,976              7%

Alabama (2)                       2                    615,250              7%

Delaware (2)                      1                    568,873              7%

Tennessee                         2                    513,732              6%

Michigan                          2                    437,051              5%

Utah (2)                          1                    300,602              3%

Connecticut (2)                   1                    291,051              3%

Missouri                          1                    277,883              3%

Iowa                              1                    277,230              3%

Oregon (2)                        1                    270,280              3%

Illinois (2)                      1                    256,514              3%

Pennsylvania                      1                    255,152              3%

Louisiana                         1                    245,199              3%

New Hampshire (2)                 1                    227,998              3%

Florida                           1                    198,789              2%

North Carolina                    2                    187,510              2%

Indiana                           1                    141,051              2%

Minnesota                         1                    134,480              2%

California                        1                    108,950              1%

Maine                             2                     84,313              1%
------------------------------------------- ------------------- ----------------
Total                            33                  8,739,356            100%
------------------------------------------- ------------------- ----------------

(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.
(2) Includes nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a one-third interest through a joint venture arrangement.

Property Summary - Occupancy at End of Each Period Shown

                                                  %              %             %           %            %
                             Total GLA        Occupied        Occupied      Occupied    Occupied     Occupied
Location                     12/31/04         12/31/04        09/31/04      06/30/04    3/31/04      12/31/03

Riverhead, NY                 729,238            99%            99%           99%          99%         100%

Rehoboth, DE (2)              568,873            99%            99%           99%          99%          99%

Foley, AL (2)                 535,675            99%            99%           99%          97%          99%

San Marcos, TX                442,486           100%            97%           96%          92%         100%

Myrtle Beach, SC (2)          427,388            92%            96%           97%          96%          96%

Sevierville, TN               419,038           100%           100%          100%         100%         100%

Myrtle Beach, SC (1)          401,992            99%           100%          100%         100%         100%

Hilton Head, SC (2)           393,094            92%            91%           89%          88%          89%

Commerce II, GA               342,556            99%            98%           97%          92%          96%

Howell, MI                    324,631           100%           100%          100%         100%         100%

Park City, UT (2)             300,602            97%            97%           97%          95%          96%

Westbrook, CT (2)             291,051            93%            93%           90%          89%          93%

Branson, MO                   277,883           100%           100%          100%          97%         100%

Williamsburg, IA              277,230           100%            97%           96%          96%          96%

Lincoln City, OR (2)          270,280            96%            95%           93%          93%          92%

Tuscola, IL (2)               256,514            78%            76%           77%          78%          78%

Lancaster, PA                 255,152           100%            99%           96%          95%         100%

Locust Grove, GA              247,454           100%            98%           99%          98%         100%

Gonzales, LA                  245,199           100%            97%           93%          93%          99%

Tilton, NH (2)                227,998            99%            98%           98%          96%          96%

Fort Myers, FL                198,789            91%            87%           82%          86%          94%

Commerce I, GA                185,750            82%            68%           68%          69%          77%

Terrell, TX                   177,490           100%            97%           97%          96%         100%

Seymour, IN                   141,051            89%            85%           82%          80%          77%

North Branch, MN              134,480           100%           100%           99%         100%         100%

West Branch, MI               112,420            98%           100%          100%         100%         100%

Barstow, CA                   108,950           100%           100%           95%          88%          87%
-
Blowing Rock, NC              105,332           100%           100%          100%          93%         100%

Pigeon Forge, TN               94,694            96%            96%           93%          88%          93%

Nags Head, NC                  82,178           100%           100%          100%         100%         100%

Boaz, AL                       79,575            95%            95%           97%          97%          97%

Kittery I, ME                  59,694           100%           100%          100%         100%         100%

Kittery II, ME                 24,619           100%           100%          100%         100%         100%

Dalton, GA                        n/a            n/a            n/a           79%          79%         100%

LL Bean, NH                       n/a            n/a            n/a           n/a         100%         100%

Clover, NH                        n/a            n/a            n/a           n/a         100%         100%
-------------------------------------- -------------- -------------- ------------- ------------ ------------
Total                       8,739,356            97%            96%           95%          94%          96%
-------------------------------------- -------------- -------------- ------------- ------------ ------------

(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.
(2) Includes nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a one-third interest through a joint venture arrangement.

               Portfolio Occupancy at the End of Each Period (1)


12/04   09/04   06/04   03/04   12/03   09/03   06/03   03/03   12/02
 97%     96%     95%     94%     96%     95%     96%     95%     98%





(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

Major Tenants (1)

                Ten Largest Tenants As of December 31, 2004 (1)

                                 # of                            % of
      Tenant                    Stores        GLA              Total GLA

The Gap, Inc.                     58        584,810              6.7%

Phillips-Van Heusen               99        471,476              5.4%

Liz Claiborne                     44        366,629              4.2%

VF Factory Outlet                 37        305,496              3.5%

Reebok International              32        245,802              2.8%

Dress Barn, Inc.                  30        220,119              2.5%

Retail Brand Alliance, Inc.       35        205,985              2.3%

Polo Ralph Lauren                 24        195,069              2.2%

Jones Retail Corporation          65        184,977              2.1%

Brown Group Retail, Inc.          38        173,680              2.0%

Total of All Listed Above        462      2,954,043             33.7%



(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

Lease Expirations as of December 31, 2004


                   Percentage of Total Gross Leasable Area (1)

2005   2006    2007    2008    2009    2010   2011   2012    2013   2014   2015+
17.00% 21.00%  18.00%  15.00%  14.00%  6.00%  3.00%  3.00%   1.00%  1.00%  1.00%



                  Percentage of Total Annualized Base Rent (1)

2005   2006    2007    2008    2009    2010   2011   2012    2013   2014   2015+
15.00% 21.00%  19.00%  16.00%  14.00%  7.00%  3.00%  2.00%   1.00%  1.00%  1.00%


(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

Leasing Activity (1)


                                                                                                                         Prior
                                                                                                         Year to        Year to
                                                 03/31/04       06/30/04      09/30/04     12/31/04        Date           Date
Re-tenanted Space:
  Number of leases                                     31             39            29           10          109            81
  Gross leasable area                             130,808        151,154       114,227       31,223      427,412       272,015
  New base rent per square foot                    $17.09         $15.95        $19.21       $17.30       $17.27        $17.13
  Prior base rent per square foot                  $16.42         $15.91        $17.63       $14.68       $16.43        $16.47
  Percent increase in rent per square foot           4.1%           0.3%          9.0%        17.8%         5.1%          4.1%


Renewed Space:

  Number of leases                                    169             71            88           34          362           196
  Gross leasable area                             755,832        284,953       411,483      118,297    1,570,565       853,732
  New base rent per square foot                    $14.96         $15.02        $13.70       $11.72       $14.40        $13.32
  Prior base rent per square foot                  $13.86         $14.10        $13.42       $11.78       $13.63        $13.29
  Percent increase in rent per square foot           7.9%           6.5%          2.1%       (0.5%)         5.6%          0.2%

Total Re-tenanted and Renewed Space:
  Number of leases                                    200            110           117           44          471           277
  Gross leasable area                             886,640        436,107       525,710      149,520    1,997,977     1,125,747
  New base rent per square foot                    $15.27         $15.34        $14.90       $12.89       $15.01        $14.24
  Prior base rent per square foot                  $14.24         $14.73        $14.33       $12.39       $14.23        $14.06
  Percent increase in rent per square foot           7.2%           4.1%          4.0%         4.0%         5.5%          1.3%


---------------------------------------------- ------------- -------------- ------------- ------------ ------------ ----------
                                                                                                                        Prior
                                                                                                         Year to       Year to
                                                 03/31/04       06/30/04      09/30/04     12/31/04        Date         Date
Stores Opening:
  Number of stores                                     23             43            28           32          126           120
  Gross leasable area                              84,162        148,549        90,760      113,103      436,574       393,747
  Base rent per square foot                        $17.26         $18.12        $16.24       $19.77       $17.99        $18.83


Stores Closing:
  Number of stores                                     52             19            25           19          115          104
  Gross leasable area                             170,909         58,131       107,210       66,070      402,320       337,222
  Base rent per square foot                        $16.43         $14.91        $16.76       $14.92       $16.05        $16.86


Percent increase in rent per square foot              5.1%          21.5%        (3.1%)        32.5%        12.1%         11.7%
---------------------------------------------- ------------- -------------- ------------- ------------ ------------ -------------

(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

Consolidated Balance Sheets (dollars in thousands)

                                                    12/31/04       09/30/04        06/30/04       03/31/04       12/31/03
Assets
 Rental property
   Land                                             $113,830       $113,869        $115,541       $118,933       $119,833
   Buildings                                         963,563        956,109         965,394        965,948        958,720
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
 Total rental property                             1,077,393      1,069,978       1,080,935      1,084,881      1,078,553
   Accumulated depreciation                         (224,622)      (215,172)       (209,359)      (202,454)      (192,698)
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
 Total rental property - net                         852,771        854,806         871,576        882,427        885,855
 Cash                                                  4,103         27,135           8,694         10,781          9,836
 Deferred charges - net                               58,851         60,958          64,747         67,114         68,568
 Other assets                                         20,653         19,595          26,963         19,565         23,178
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
Total assets                                        $936,378       $962,494        $971,980       $979,887       $987,437
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------

Liabilities, minority interests &
shareholders' equity
 Liabilities
  Debt
   Senior, unsecured notes                          $100,000       $147,509        $147,509       $147,509       $147,509
   Mortgages payable                                 308,342        310,483         366,065        368,087        370,160
   Unsecured note                                     53,500         53,500              --             --             --
   Lines of credit                                    26,165             --              --          4,825         22,650
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Total debt                                         488,007        511,492         513,574        520,421        540,319
  Construction trade payables                         11,918         10,361           6,300          5,816          4,345
  Accounts payable & accruals                         17,026         17,488          18,579         18,507         18,025
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
 Total liabilities                                   516,951        539,341         538,453        544,744        562,689
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
 Minority interests
  Consolidated joint venture                         222,673        221,400         220,225        220,337        218,148
  Operating partnership                               35,621         36,533          38,731         39,524         39,182
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
 Total minority interests                            258,294        257,933         258,956        259,861        257,330
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
 Shareholders' equity
  Common shares                                          274            274             274            270            260
  Paid in capital                                    274,340        274,286         272,322        264,952        249,940
  Distributions in excess of net income             (109,506)      (105,116)        (94,603)       (89,916)       (82,737)
  Deferred compensation                               (3,975)        (4,224)         (3,406)            --             --
  Accum. other comprehensive loss                         --             --             (16)           (24)           (45)
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
 Total shareholders' equity                          161,133        165,220         174,571        175,282        167,418
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
Total liabilities, minority interests &
shareholders' equity                                $936,378       $962,494        $971,980       $979,887       $987,437
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------

Consolidated Statements of Operations (dollars and shares in thousands)

                                                                  Three Months Ended                                    YTD
                                           12/04          09/04         06/04      03/04        12/03         12/04        12/03
Revenues
 Base rentals                             $33,504       $32,879      $32,041      $31,460      $21,783     $129,884     $  78,319
 Percentage rentals                         2,380         1,289          958          711        1,462        5,338         3,179
 Expense reimbursements                    14,629        13,060       13,010       11,886        8,972       52,585        33,053
 Other income                               1,692         1,816        2,388          850        1,033        6,746         3,508
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
  Total revenues                           52,205        49,044       48,397       44,907       33,250      194,553       118,059
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Expenses
 Property operating                        16,664        14,953       14,719       13,423       10,496       59,759        38,968
 General & administrative                   3,063         3,346        3,254        3,157        2,186       12,820         9,551
 Depreciation & amortization               12,292        14,042       12,955       12,157        7,870       51,446        28,231
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
  Total expenses                           32,019        32,341       30,928       28,737       20,552      124,025        76,750
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Operating income                           20,186        16,703       17,469       16,170       12,698        70,528       41,309
 Interest expense                           8,433         8,919        8,901        8,864        6,779        35,117       26,486
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Income before equity in earnings
  of unconsolidated joint ventures,
  minority interests and discontinued
  operations                               11,753         7,784        8,568        7,306        5,919        35,411      14,823
Equity in earnings of unconsolidated
  joint ventures                              243           359          274          166          180         1,042          819
Minority interests:
  Consolidated joint venture               (6,734)       (7,198)      (6,619)      (6,593)         (941)    (27,144)        (941)
  Operating partnership                      (958)         (175)        (408)        (160)       (1,114)     (1,701)      (3,169)
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Income from continuing operations           4,304           770        1,815          719         4,044       7,608       11,532
Discontinued operations (1)                    --        (2,785)       1,930          293           787        (562)       1,317
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Net income                                  4,304        (2,015)       3,745        1,012         4,831       7,046       12,849
Less applicable preferred share
  dividends                                    --            --           --           --            --          --         (806)
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Net income available to common
  shareholders                           $  4,304     $  (2,015)     $ 3,745      $ 1,012      $  4,831     $ 7,046     $ 12,043
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------

Basic earnings per common share:
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
 Income from continuing operations          $ .16        $ .03         $.07         $.03         $.18         $.28          $.53
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
 Net income                                 $ .16        $(.07)        $.14         $.04         $.22         $.26          $.60
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------

Diluted earnings per common share:
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
 Income from continuing operations          $ .16        $ .03         $.07         $.03         $.18         $.28          $.52
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
 Net income                                 $ .16        $(.07)        $.14         $.04         $.22         $.26          $.59
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Weighted average common shares:
 Basic                                      27,266       27,224       27,008       26,674       22,015       27,044        20,103
 Diluted                                    27,520       27,366       27,188       26,976       22,366       27,261        20,566
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------

(1) In accordance with SFAS No. 144 "Accounting for the Impairment or Disposal of Long Lived Assets", the results of operations for properties sold, including any gain or loss on such sales have been reported above as discontinued operations for both the current and prior periods presented.

FFO and FAD Analysis (dollars and shares in thousands)

                                                                Three Months Ended                                      YTD
                                             12/04       09/04          06/04      03/04        12/03          12/04        12/03
Funds from operations:
 Net income                                $  4,304     $(2,015)      $3,745       $1,012       $4,831        $7,046      $12,849
 Adjusted for -
  Minority interest in operating
   partnership                                  958         175          408          160        1,114         1,701        3,169
  Minority interest adjustment
   consolidated joint venture                  (198)        314         (329)          33          (33)         (180)         (33)
  Minority interest, depreciation
   and amortization in
   discontinued operations                       --        (518)         662          289          492           433        1,847
  Depreciation and amortization
   uniquely significant to
   real estate - wholly owned                12,239      13,986       12,900       12,099        7,808        51,224       27,959
  Depreciation and amortization
   uniquely significant to
   real estate - joint ventures                 379         351          304          300          294         1,334        1,101
 (Gain) loss on sale of real estate              --       3,544       (2,084)          --         (588)        1,460          147
---------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------
Funds from operations                       $17,682     $15,837      $15,606      $13,893      $13,918       $63,018      $47,039
---------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------

---------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------
Funds from operations per share                $.53        $.47         $.47         $.42         $.49         $1.89        $1.72
---------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------
Funds available for distribution:
 Funds from operations                      $17,682     $15,837      $15,606      $13,893      $13,918       $63,018      $47,039
 Adjusted For -
  Corporate depreciation
   excluded above                                53          56           55           58           60           222          271
  Amortization of finance costs                 350         383          365          367          354         1,465        1,312
  Amortization of share compensation            237         236          989           14           25         1,476          102
  Straight line rent adjustment                 (90)        (81)        (134)         (84)           2          (389)         149
  Below market rent adjustment                 (418)       (277)        (310)         (60)         (37)       (1,065)         (37)
  Market rate interest adjustment              (631)       (634)        (635)        (610)        (149)       (2,506)        (149)
  2nd generation tenant allowances           (2,839)     (1,413)      (1,595)      (1,521)      (1,457)       (7,368)      (5,121)
  Capital improvements                       (2,080)     (1,583)      (2,047)      (1,335)      (1,796)       (7,045)      (4,650)
---------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------
Funds available for distribution            $12,264     $12,523      $12,294      $10,722      $10,920       $47,804      $38,916
---------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------
Funds available for distribution
 per share                                     $.37        $.37         $.37         $.32         $.38         $1.43        $1.43
---------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------
Dividends paid per share                     $.3125      $.3125       $.3125       $.3075       $.3075        $1.245       $1.229
---------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------

---------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------
FFO payout ratio                              59%          66%          66%          73%          63%           66%          71%
---------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------
FAD payout ratio                              84%          84%          84%          96%          81%           87%          86%
Diluted weighted average common
   shares                                   33,587       33,432       33,254       33,042       28,433        33,328       27,283
---------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------


Per Weighted Average Gross Leasable Area (GLA) Analysis


                                                                Three Months Ended                                      YTD
                                                 12/04         09/04        06/04        03/04        12/03       12/04       12/03
GLA open at end of period - (000's)
 Wholly owned                                    5,066         5,066        5,240        5,302        5,299       5,066      5,299
 Partially owned consolidated (1)                3,271         3,271        3,273        3,273        3,273       3,271      3,273
 Partially owned  unconsolidated(2)                402           391          374          324          324         402        324
 Managed properties                                105           432          434          434          434         105        434
Total GLA open at end of period                  8,844         9,160        9,321        9,333        9,330       8,844      9,330
Weighted average GLA (000's) (3)                 8,337         8,338        8,339        8,339        5,526       8,338      5,158
End of period occupancy (1) (2)                    97%           96%          95%          94%          96%         97%        96%


              PER SQUARE FOOT
Revenues
 Base rentals                                    $4.02         $3.95        $3.84        $3.77        $3.94       $15.58     $15.18
 Percentage rentals                                .29           .15          .11          .09          .27          .64        .62
 Expense reimbursements                           1.75          1.56         1.56         1.43         1.62         6.30       6.41
 Other income                                      .20           .22          .29          .10          .19          .81        .68
-------------------------------------------- ----------- ------------ ------------ ------------ ------------ ------------ ----------
      Total revenues                              6.26          5.88         5.80         5.39         6.02        23.33      22.89
-------------------------------------------- ----------- ------------ ------------ ------------ ------------ ------------ ----------
Expenses
   Property operating                             2.00         1.79         1.77         1.61         1.90         7.17       7.56
   General & administrative                        .37          .40          .39          .38          .40         1.54       1.85
   Depreciation & amortization                    1.47         1.69         1.55         1.46         1.42         6.17       5.47
-------------------------------------------- ----------- ------------ ------------ ------------ ------------ ------------ ----------
      Total expenses                              3.84         3.88         3.71         3.45         3.72        14.88      14.88
-------------------------------------------- ----------- ------------ ------------ ------------ ------------ ------------ ----------
Operating income                                  2.42         2.00         2.09         1.94         2.30         8.45       8.01
-------------------------------------------- ----------- ------------ ------------ ------------ ------------ ------------ ----------
   Interest expense                               1.01         1.07         1.07         1.06         1.23         4.21       5.14
-------------------------------------------- ----------- ------------ ------------ ------------ ------------ ------------ ----------
Income before equity in earnings of
unconsolidated joint ventures, minority
interest and discontinued
operations                                       $1.41         $.93        $1.02         $.88        $1.07        $4.24      $2.87
-------------------------------------------- ----------- ------------ ------------ ------------ ------------ ------------ ----------

Total revenues less property
operating and general &
administrative expenses ("NOI")                  $3.89        $3.69        $3.64        $3.40        $3.72       $14.62     $13.48
-------------------------------------------- ----------- ------------ ------------ ------------ ------------ ------------ ----------

(1) Includes the nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a one-third interest through a joint venture arrangement.
(2) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.
(3) Represents GLA of wholly owned and partially owned consolidated operating properties weighted by months of operation. GLA is not adjusted for fluctuations in occupancy that may occur subsequent to the original opening date. Excludes GLA of properties for which their results are included in discontinued operations.

Unconsolidated Joint Venture Information -

Summary Balance Sheets (dollars in thousands)

                                                                                                                    Tanger's
                                                                                                                  Share as of
                                             12/31/04      9/30/04      6/30/04      3/31/04     12/31/03          12/31/04(1)
Assets
 Investment properties at cost - net          $69,865      $68,615      $69,955      $67,051      $63,899           $30,198
 Cash and cash equivalents                      2,449        2,184        1,381        2,078        4,145             1,069
 Deferred charges - net                         1,973        2,076        1,535        1,596        1,652               885
 Other assets                                   2,826        3,168        3,879        3,334        3,277             1,232
----------------------------------------- -------------- ------------ ------------ ------------ ------------ -----------------
Total assets                                  $77,113      $76,043      $76,750      $74,059      $72,973           $33,384
----------------------------------------- -------------- ------------ ------------ ------------ ------------ -----------------

Liabilities & Owners' Equity
  Mortgage payable                            $59,708      $59,233      $57,156      $54,811      $54,683           $25,748
  Construction trade payables                     578        1,328        3,090        2,501        1,164               289
  Accounts payable & other liabilities            702          730          508          603          564               329
----------------------------------------- -------------- ------------ ------------ ------------ ------------ -----------------
Total liabilities                              60,988       61,291       60,754       57,915       56,411            26,366
Owners' equity                                 16,125       14,752       15,996       16,144       16,562             7,018
----------------------------------------- -------------- ------------ ------------ ------------ ------------ -----------------
Total liabilities & owners' equity            $77,113      $76,043      $76,750      $74,059      $72,973           $33,384
----------------------------------------- -------------- ------------ ------------ ------------ ------------ -----------------

(1) Tanger's portion of investment properties at cost - net, includes $9.5 million associated with a development property that generates net income considered incidental to its intended future operation as an outlet center. As such, the net income generated from this property is recorded as a reduction to the carrying value of the property and is therefore not included in the summary statement of operations below.


Summary Statements of Operations (dollars in thousands)

                                                          Three Months Ended                                         YTD
                                             12/04         09/04        06/04        03/04        12/03        12/04        12/03

Revenues                                    $2,557        $2,682       $2,507       $2,075       $2,098       $9,821       $8,178
-------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------
Expenses
 Property operating                            900           918          946          775          760        3,539        2,972
 General & administrative                       10             8           12            1           26           31           47
 Depreciation & amortization                   765           723          631          623          613        2,742        2,292
-------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------
  Total expenses                             1,675         1,649        1,589        1,399        1,399        6,312        5,311
-------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------

Operating income                               882         1,033         918          676           699        3,509        2,867
   Interest expense                            401           346         405          380           380        1,532        1,371
-------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------
Net income                                  $  481        $  687      $  513       $  296        $  319       $1,977       $1,496
-------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------
Tanger's share of:
-------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------
    Total revenues less property
    operating and general &
    administrative expenses ("NOI")         $  824        $  878      $  774       $  650        $  656       $3,126       $2,580
    Net income                              $  244        $  359      $  274       $  165        $  180       $1,042       $  819
    Depreciation (real estate related)      $  379        $  351      $  304       $  300        $  293       $1,334       $1,101
-------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------

Debt Outstanding Summary (dollars in thousands)

                                  As of December 31, 2004

                                        Principal          Interest        Maturity
                                         Balance             Rate            Date
Mortgage debt

 Lancaster, PA                            $13,807           9.770%         04/10/05

 Commerce I, GA                             7,291           9.125%         09/10/05

 Kittery I, ME                             60,408           7.875%         04/01/09
 San Marcos I, TX
 West Branch, MI
 Williamsburg, IA

 San Marcos II, TX                         18,433           7.980%         04/01/09

 Blowing Rock, NC                           9,366           8.860%         09/01/10

 Nags Head, NC                              6,356           8.860%         09/01/10

 Consolidated JV Debt                     183,335           6.590%         07/10/08

 Premium on Consolidated JV Debt (1)        9,346
------------------------------------- -------------- -------------------- ----------------
Total mortgage debt                       308,342
------------------------------------- -------------- -------------------- ----------------


Corporate debt

   Unsecured term loan                     53,500        Libor + 1.45%     03/26/06

   Unsecured credit facilities             26,165        Libor + 1.40%     06/30/07

   2001 Senior unsecured notes            100,000           9.125%         02/15/08
------------------------------------- -------------- -------------------- ----------------
Total corporate debt                      179,665
------------------------------------- -------------- -------------------- ----------------
Total debt                               $488,007
------------------------------------- -------------- -------------------- ----------------

(1) Represents a premium on mortgage debt with an imputed interest rate of 4.97% assumed in the Charter Oak acquisition joint venture, which is consolidated on Tanger's balance sheet.

Future Scheduled Principal Payments (dollars in thousands)

                             As of December 31, 2004

                          Scheduled                              Total
                         Amorization          Balloon          Scheduled
                           Payments          Payments           Payments
---------------------- --------------- ----------------- ------------------
2005                           5,842            20,576             26,418

2006                           5,715            53,500             59,215

2007                           6,140            26,165             32,305

2008                           4,872           270,351            275,223

2009                             967            70,474             71,441

2010                             181            13,878             14,059

2011                              --                --                 --

2012                              --                --                 --

2013                              --                --                 --

2014
---------------------- --------------- ----------------- ------------------
2015 & thereafter                 --                --                 --
---------------------- --------------- ----------------- ------------------
                             $23,717          $454,944           $478,661

   Premium on Consolidated JV Debt (1)                              9,346
---------------------- --------------------------------- ------------------
                                                                 $488,007
---------------------- --------------- ----------------- ------------------

(1) Represents a premium on mortgage debt assumed in the Charter Oak acquisition joint venture, which is consolidated on Tanger's balance sheet.

Investor Information


Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.


Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:  (336) 292-3010 ext 6825
Fax:    (336) 297-0931
e-mail:  tangermail@tangeroutlet.com
         ---------------------------
Mail:    Tanger Factory Outlet Centers, Inc.
         3200 Northline Avenue
         Suite 360
         Greensboro, NC  27408